UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2007
PULTE HOMES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 17, 2007, Pulte Homes, Inc. issued a press release announcing its preliminary and unaudited financial results for its second quarter ended June 30, 2007. A copy of this preliminary earnings press release is furnished with this Current Report on Form 8-K and is incorporated in Item 2.02 by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 Second quarter 2007 preliminary earnings press release dated July 17, 2007.
The information in Item 2.02 of this Current Report on Form 8-K, including the earnings press release incorporated in such Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: July 18, 2007	By:	/s/ Steven M. Cook
		Name:	Steven M. Cook
		Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Second quarter 2007 preliminary earnings press release dated July 17, 2007.